Exhibit 99.1

SCHEDULE 13G	Page 16 of 22
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Common Stock — $1 par value beneficially owned by each of them of The Great Atlantic & Pacific Tea Company, Inc., a Maryland Corporation. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.
     IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 11th day of February, 2011.

DBD Cayman Limited
By:	DBD Cayman Holdings Limited,as its sole shareholder

By:	/s/ R. Rainey Hoffman as Attorney-in-Fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Ordinary Member

TCG Holdings Cayman II, L.P.
By:	DBD Cayman Limited, as its general partner

By:	DBD Cayman Holdings Limited,as its sole shareholder

By:	/s/ R. Rainey Hoffman as Attorney-in-Fact for David M.Rubenstein
	Name:	David M. Rubenstein
	Title:	Ordinary Member

SCHEDULE 13G	Page 17 of 22

TC Group Cayman Investment Holdings, L.P.
By:	TCG Holdings Cayman II, L.P., as its general partner

By:	DBD Cayman Limited, as its general partner

By:	DBD Cayman Holdings Limited,as its sole shareholder

By:	/s/ R. Rainey Hoffman as Attorney-in-Fact for David M.Rubenstein
	Name:	David M. Rubenstein
	Title:	Ordinary Member

TC Group CSP II, L.L.C.
By:	/s/ R. Rainey Hoffman as Attorney-in-Fact for David M.Rubenstein
	Name:	David M. Rubenstein
	Title:	Managing Director

CSP II General Partner, L.P.
By:	TC Group CSP II, L.L.C., as its general partner

By:	/s/ R. Rainey Hoffman as Attorney-in-Fact for David M.Rubenstein
	Name:	David M. Rubenstein
	Title:	Managing Director

SCHEDULE 13G	Page 18 of 22

Carlyle Strategic Partners II, L.P.
By:	CSP II General Partner, L.P., as its general partner

By:	TC Group CSP II, L.L.C., as its general partner

By:	/s/ R. Rainey Hoffman as Attorney-in-Fact for David M.Rubenstein
	Name:	David M. Rubenstein
	Title:	Managing Director

CSP II Coinvestment, L.P.
By:	CSP II General Partner, L.P., as its general partner

By:	TC Group CSP II, L.L.C., as its general partner

By:	/s/ R. Rainey Hoffman as Attorney-in-Fact for David M.Rubenstein
	Name:	David M. Rubenstein
	Title:	Managing Director